Schedule of Leased Equipment No. 1, dated February 21, 1996, a part of Master Lease dated February 21, 1996, between THE CIT GROUP/EQUIPMENT FINANCING, INC. ("Lessor") and Professional Dental Technologies, Inc. ("Lessee"). The Equipment listed on this Schedule will be located at

2410 Harrison Street      Batesville     Independence        AR      72503
-------------------------------------------------------------------------------
Address                     City           County          State   Zip Code

LEASE TERM: The term of this Lease for the items described in this Schedule shall be 62 months.

RENTALS: For said term or any portion hereof, Lessee shall pay to Lessor the stated aggregate rentals, of which 3,096.60, is herewith paid in advance and the balance of the rentals is payable in 59 equal, successive monthly payments as stated, of which the first is due on the first monthly rental date set forth below, and the others on a like date of each month thereafter, until fully paid.

#25914
--------------------------------------------------------------------------------
    Item               Description of Equipment            Aggregate   Monthly
    No.        (include make, kind of unit, year, model     Rental     Rental
                          and serial number)
--------------------------------------------------------------------------------
              Two (2) New Nissei Model  HM-7 Injection
              Molding Machines, S/N's G01Q076 and
              G01Q077; One
--------------------------------------------------------------------------------
              (1)  New Nissei Model NS10-1A Injection
              Molding Machine, S/N E1Q008 with SSE
              System, NC21
--------------------------------------------------------------------------------

             (1) New Nissei Model NS20-2A Injection
             Molding Machine, S/N E20Q008 with SSE
             System, NC21
--------------------------------------------------------------------------------
             Control, all of the above including all
             substitutions , additions, attachments,
--------------------------------------------------------------------------------
             replacements, accessions, and the proceeds   182,699.40       *
             of all of the foregoing.
--------------------------------------------------------------------------------

$3,096.60 to be paid on the 18th day of each month commencing March, 1996 to and including April, 2001, except for the months of April 18, 1996 and May 18, 1996. Interest begins to accrue as of the date of the Delivery and Installment Certificate. Initial /s/FN

--------------------------------------------------------------------------------
                      Date          Date of        Renewals        Purchase
      Item         Lease Term    First Monthly   (No. of Years      Option
      No.           Commences        Rental           and            Price
                                                  Amount per
                                                     Year)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Lease term commences on 3/18/96

The first Monthly Rental is due on __________________________

The Lease term may be renewed for _____ months with the Monthly Rental for such renewal term of __________

The Lessee has the option to purchase the Equipment as of the last day of the initial Lease term for $1.00

Special Provisions Instructions







Accepted:

Lessee:

Professional Dental Technologies, Inc.

By:  /s/ Frank H. Newton, III,  Title:  C.O.O.


Lessor:

The CIT Group/Equipment Financing, Inc.

By:  /s/ Chichelle Britan   Title:  Agent

                                                       ------------------------
                                                       Date


THE CIT GROUP/EQUIPMENT FINANCING, INC.

-------------------------------------------------
Address

-------------------------------------------------
City                             State  Zip Code


Gentlemen:

You are irrevocably instructed to disburse the proceeds of the Schedule of Leased Equipment No. ______ dated _________________, to Master Lease Agreement dated _______________, between _____________________________________, as Lessee and the CIT GROUP/Equipment Financing, as Lessor, as follows:


             Payee Names and Addresses                        Amount
----------------------------------------------          -----------------

TempTek, Inc.                                          $
                                                        -----------------

Blackstone Ind. Supplies                               $
                                                        -----------------


Do-All Arkansas Company                                $
                                                        -----------------

The CIT Group (Non-refundable processing fee)          $
                                                        -----------------


                                                       $
                                                        -----------------


                                                       $
                                                        -----------------


                                      Total Proceeds   $
                                                        -----------------








Very truly yours,


____________________________________________

By:  ___________________  Title:____________

Schedule of Leased Equipment No. 2, dated February 21, 1996, a part of Master Lease dated February 21, 1996, between THE CIT GROUP/EQUIPMENT FINANCING, INC. ("Lessor") and Professinal Dental Technologies, Inc. ("Lessee"). The Equipment
listed      on      this       Schedule       will      be       located      at

2410     Harrison      Street      Batesville      Independence     AR     72503
================================================================================
Address                            City             County        State Zip Code

LEASE TERM: The term of this Lease for the items described in this Schedule shall be 62 months.

RENTALS: For said term or any portion hereof, Lessee shall pay to Lessor the stated aggregate rentals, of which $681.76, is herewith paid in advance and the balance of the rentals is payable in 59 equal, successive monthly payments as stated, of which the first is due on the first monthly rental date set forth below, and the others on a like date of each month thereafter, until fully paid. #25,915


--------------- ----------------------------------------------------- -------------- -----------
     Item                     Description of Equipment                  Aggregate     Monthly
     No.            (include make, kind of unit, year, model and         Rental        Rental
                                   serial number)
--------------- ----------------------------------------------------- -------------- -----------

                 One (1) New TempTek Model A5, 5-Ten Sheller, S/N
                 ____________; One (1) New TempTek Model
--------------- ----------------------------------------------------- -------------- -----------

                TC-1, 9KW, .75HP Temperature Controller; One - New
                Okamato Model Linear 6x18, Handfeed
--------------- ----------------------------------------------------- -------------- -----------

                Surface Grinder, S/N _________; and the (1) New
                Bridgeport Model A-1 Milling Machine.
--------------- ----------------------------------------------------- -------------- -----------

                Substitutions, additions, attachments,
                replacements, accessions, and the proceeds of all
--------------- ----------------------------------------------------- -------------- -----------

                of the foregoing.                                     40,223.84           *
--------------- ----------------------------------------------------- -------------- -----------

$681.76 to be paid on the _____ day of each month commencing ________, 19__ to and including ____________, 20__, except for the months of ________, 19__ and _______, 19__. Interest begins to accrue as of the date of the Delivery and Installment Certificate.


-------------------- ------------------ ------------------ ------------------ ------------------
                           Date              Date of           Renewals           Purchase
       Item             Lease Term        First Monthly    (No. of Years and       Option
        No.              Commences           Rental        Amount per Year)         Price


-------------------- ------------------ ------------------ ------------------ ------------------
-------------------- ------------------ ------------------ ------------------ ------------------

-------------------- ------------------ ------------------ ------------------ ------------------
-------------------- ------------------ ------------------ ------------------ ------------------

-------------------- ------------------ ------------------ ------------------ ------------------
-------------------- ------------------ ------------------ ------------------ ------------------

-------------------- ------------------ ------------------ ------------------ ------------------
-------------------- ------------------ ------------------ ------------------ ------------------

-------------------- ------------------ ------------------ ------------------ ------------------
-------------------- ------------------ ------------------ ------------------ ------------------

-------------------- ------------------ ------------------ ------------------ ------------------
-------------------- ------------------ ------------------ ------------------ ------------------

-------------------- ------------------ ------------------ ------------------ ------------------

The Lease term commences on _____________________________

The first Monthly Rental is due on __________________________

The Lease term may be renewed for _____ months with the Monthly Rental for such renewal term of __________

The Lessee has the option to purchase the Equipment as of the last day of the initial Lease term for $1.00

Special Provisions Instructions







Accepted:
Lessee:
Professional Dental Technologies, Inc.
By:  /s/ Frank H. Newton, III    Title:  C.O.O.

Lessor:
The CIT Group/Equipment Financing, Inc.
By:  ______________________ Title:  _______________

                                                              February 21, 1996
                                                                      Date

THE CIT GROUP/EQUIPMENT FINANCING, INC.

Suite 220, 1180 West Swedesford Road
------------------------------------
Address

Berwyn                                        PA    19312
--------------------------------------------------------------------------------
City                                        State  Zip Code


Gentlemen:

You are irrevocably instructed to disburse the proceeds of the Schedule of Leased Equipment No. 2 dated February 21, 1996, to Master Lease Agreement dated February 21, 1996, between Professional Dental Technologies, Inc., as Lessee and the CIT GROUP/Equipment Financing, as Lessor, as follows:


          Payee Names and Addresses                             Amount
          -------------------------                          ---------------

TempTek, Inc.                                               $    8,040.00
                                                             ---------------

Blackstone Ind. Supplies                                    $   11,900.00
                                                             ---------------

Do-All Arkansas Company                                     $   13,345.19
                                                             ---------------

The CIT Group (Non-refundable processing fee)               $      250.00
                                                             ---------------

                                                            $
                                                             ---------------

                                                            $
                                                             ---------------

                                                            $
                                                             ---------------


                                           Total Proceeds   $    33,535.19
                                                             ---------------







Very truly yours,


Professional Dental Technologies, Inc.

By:  /s/ Frank H. Newton, III    Title:  C.O.O.

Schedule of Leased Equipment No. 3, dated March 6, 1996, a part of Master Lease dated February 21, 1996, between THE CIT GROUP/EQUIPMENT FINANCING, INC. ("Lessor") and Professional Dental Technologies, Inc. ("Lessee").

The    Equipment    listed   on   this    Schedule    will   be    located    at

2410     Harrison      Street      Batesville      Independence     AR     72503
================================================================================
Address                            City            County         State Zip Code

LEASE TERM: The term of this Lease for the items described in this Schedule shall be 62 months.

RENTALS: For said term or any portion hereof, Lessee shall pay to Lessor the stated aggregate rentals, of which $2,044.49, is herewith paid in advance and the balance of the rentals is payable in 59 equal, successive monthly payments as stated, of which the first is due on the first monthly rental date set forth below, and the others on a like date of each month thereafter, until fully paid. #26518

--------------- ----------------------------------------------------  ------------ -----------
     Item                 Description of Equipment                     Aggregate     Monthly
     No.            (include make, kind of unit, year, model and        Rental        Rental
                                serial number)
--------------- ----------------------------------------------------  ------------ -----------

                  One (1) New Nissei Model NS20-2A, Injection
                  Molding Machine, S/N

                  E20Q010 with 4 Sets of
---------------   --------------------------------------------------  ------------ -----------
                  Mounting Pads; One (1) New Nissel Model NS40-5A,
                  Injection Molding Machine, S/N E40q026,
--------------- ----------------------------------------------------- ------------ -----------
                  with 4 Sets of Mounting Pads, including all
                  substitutions, additions, attachments,
--------------- ----------------------------------------------------- ------------ -----------
                  replacements, accessions, and the proceeds of all     $122,669.40    *
                  of the foregoing.
--------------- ----------------------------------------------------- ------------ -----------

--------------- ----------------------------------------------------- ------------ -----------

*$2,044.49 to be paid on the 18th day of each month commencing March, 1996 to and including April, 2000, except for the months of April, 1996 and May, 1996. Interest begins to accrue as of the date of the Delivery and Installment Certificate. Initial /s/FN


-------------------- ------------------ ------------------ ------------------ ------------------
                           Date              Date of           Renewals           Purchase
       Item             Lease Term        First Monthly    (No. of Years and       Option
        No.              Commences           Rental        Amount per Year)         Price


-------------------- ------------------ ------------------ ------------------ ------------------
-------------------- ------------------ ------------------ ------------------ ------------------

-------------------- ------------------ ------------------ ------------------ ------------------
-------------------- ------------------ ------------------ ------------------ ------------------

-------------------- ------------------ ------------------ ------------------ ------------------
-------------------- ------------------ ------------------ ------------------ ------------------

-------------------- ------------------ ------------------ ------------------ ------------------
-------------------- ------------------ ------------------ ------------------ ------------------

-------------------- ------------------ ------------------ ------------------ ------------------
-------------------- ------------------ ------------------ ------------------ ------------------

-------------------- ------------------ ------------------ ------------------ ------------------
-------------------- ------------------ ------------------ ------------------ ------------------

-------------------- ------------------ ------------------ ------------------ ------------------

The Lease term  commences  on  _____________________________

The first  Monthly Rental is due on  __________________________

The Lease term may be renewed for _____ months with the Monthly Rental for such renewal term of __________

The Lessee has the option to purchase the Equipment as of the last day of the initial Lease term for $1.00

Special Provisions Instructions







Accepted:

Lessee:

Professional Dental Technologies, Inc.

By:  /s/ Frank H. Newton, III   Title:  C.O.O.



Lessor:

The CIT Group/Equipment Financing, Inc.

By:  ______________________ Title:  _______________

                                                                 March 6, 1996
                                                                      Date

THE CIT GROUP/EQUIPMENT FINANCING, INC.

Suite 220, 1180 West Swedesford Road
------------------------------------
Address

Berwyn                                       PA      19312
------------------------------------------------------------------------
City                                        State  Zip Code


Gentlemen:

You are irrevocably instructed to disburse the proceeds of the Schedule of Leased Equipment No. 3 dated ____________________, to Master Lease Agreement dated February 21, 1996, between Professional Dental Technologies, Inc., as Lessee and the CIT GROUP/Equipment Financing, as Lessor, as follows:


               Payee Names and Addresses                         Amount
               -------------------------                     ---------------

Nissei America, Inc..                                        $   100,700.00
---------------------                                         --------------

The CIT Group (Non-refundable processing fee)                $       250.00
---------------------------------------------                 --------------

                                                             $
                                                              --------------

                                                             $
                                                              --------------

                                                             $
                                                              --------------

                                                             $
                                                              --------------


                                              Total Proceeds $   100,950.00
                                                              --------------








Very truly yours,


Professional Dental Technologies, Inc.

By:  /s/ Frank H. Newton, III   Title:  C.O.O.

SCHEDULE OF LEASED EQUIPMENT NO. ,4 dated March 19, 1996, a part of Master Lease dated February 21, 1996, between THE CIT GROUP/EQUIPMENT FINANCING, INC. ("Lessor") and Professional Dental Technologies, Inc. ("Lessee"). The Equipment
listed      on      this       Schedule       will      be       located      at

2410     Harrison      Street      Batesville     Independence     AR     72501
--------------------------------------------------------------------------------
Address                            City           County         State Zip Code

LEASE TERM: The term of this Lease for the items described in this Schedule shall be 62 months.

RENTALS: For said term or any portion thereof, Lessee shall pay to Lessor the stated aggregate rentals, of which $377.99 is herewith paid in advance and the balance of the rentals is payable in 59 equal, successive monthly payments as stated, of which the first is due on the first monthly rental date set forth below, and the others on a like date of each month thereafter, until fully paid. #27100

--------------------------------------------------------------------------------
    ITEM               DESCRIPTION OF EQUIPMENT            AGGREGATE   MONTHLY
    NO.        (INCLUDE MAKE, KIND OF UNIT, YEAR, MODEL     RENTAL     RENTAL
                          AND SERIAL NUMBER)
--------------------------------------------------------------------------------
              One (1) Presto-Model  C-74, 1000 CAP, One   $22,679.40  *
              (1) Scutter Material Grinder, Model
              FNSK-04,
--------------------------------------------------------------------------------
              One (1) SC15 Dryer with Accessories, One
              (1) VS-1500 model Dust Collector, all of
              the above including all substitutions,
              additions, attachments, replacements,
              accessions, and the proceeds of all of the
              foregoing.
--------------------------------------------------------------------------------

*$377.99 TO BE PAID ON THE ____ DAY OF EACH MONTH COMMENCING ________, 19__ TO AND INCLUDING _______, 20_____, EXCEPT FOR THE MONTHS OF ________, 19__ AND ___________, 19__. INTEREST BEGINS TO ACCRUE AS OF THE DELIVERY AND INSTALLATION.



--------------------------------------------------------------------------------
                      DATE          DATE OF        RENEWALS        PURCHASE
      ITEM         LEASE TERM    FIRST MONTHLY   (NO. OF YEARS      OPTION
      NO.           COMMENCES        RENTAL           AND            PRICE
                                                  AMOUNT PER
                                                     YEAR)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Lease term commences on _______________________. The first Monthly Rental is due on _____________________. The Lease term may be renewed for ____ months with the Monthly Rental for such renewal term of ___________.

The Lessee has the option to purchase the Equipment as of the last day of the initial Lease term for $1.00.

Special Provisions Instructions




ACCEPTED:

LESSEE:

PROFESSIONAL DENTAL TECHNOLOGIES, INC.


By: /s/ Frank H. Newton, III    Title  Chief Operating Officer



LESSOR:

THE CIT GROUP/EQUIPMENT FINANCING, INC.


By _____________________________________  Title ______________________

                                                                  MARCH 19, 1996
                                                                  Date


THE CIT GROUP/EQUIPMENT FINANCING, INC.

Suite 220, 1180 West Swedesford Road
------------------------------------------------
Address

BERWYN                        PA        19312
------------------------------------------------
City                         State     Zip Code


Gentlemen:

You are irrevocably instructed to disburse the proceeds of the Schedule of Leased Equipment No. 4 dated ____________________, to Master Lease Agreement dated February 21, 1996, between Professional Dental Technologies, Inc., as Lessee and the CIT GROUP/Equipment Financing, as Lessor, as follows:


    PAYEE NAMES AND ADDRESSES                                AMOUNT
--------------------------------------                  ----------------

Donaldson Co., Inc.                                    $      3,264.00
                                                        ----------------

Conair Corp.                                           $      5,925.00
                                                        ----------------

Nissui Corp.                                           $      6,600.00
                                                        ----------------

Little Rock Tool Service                               $      2,570.00
                                                        ----------------

                                                       $
                                                        ----------------

                                                       $
                                                        ----------------

                                                       $
                                                        ----------------


                                  Total Proceeds       $     18,359.00
                                                        ----------------






Very truly yours,

Professional Dental Technologies, Inc.
-------------------------------------------

By  /s/ Frank H. Newton, III   Title:  Chief Operating Officer

SCHEDULE OF LEASED EQUIPMENT NO. ,1 dated 7/24/96, a part of Master Lease dated 7/24/96, between THE CIT GROUP/EQUIPMENT FINANCING, INC. ("Lessor") and Professional Dental Technologies, Inc. ("Lessee").

The Equipment listed on this Schedule will be located at

2410 Harrison Street       Batesville        Independence       AR     72501
==============================================================================
Address                     City              County           State  Zip Code

LEASE TERM: The term of this Lease for the items described in this Schedule shall be 60 months.

RENTALS: For said term or any portion hereof, Lessee shall pay to Lessor the stated aggregate rentals, of which $1,553.37 is herewith paid in advance and the balance of the rentals is payable in 59 equal, successive monthly payments as stated, of which the first is due on the first monthly rental date set forth below, and the others on a like date of each month thereafter, until fully paid. #36083

--------------------------------------------------------------------------------
    ITEM               DESCRIPTION OF EQUIPMENT            AGGREGATE   MONTHLY
    NO.        (INCLUDE MAKE, KIND OF UNIT, YEAR, MODEL     RENTAL     RENTAL
                          AND SERIAL NUMBER)
--------------------------------------------------------------------------------
              One (1) NS60-9A NISSEI  Injection Molding   $92,911.80  $1,548.53
              Machine S/N:E60Q053
              NC21 including all substitutions,
              additions, attachments, replacements,
              accessions, and the proceeds of all of the
              foregoing.
--------------------------------------------------------------------------------
              The principal amount of the loan is $76,011.66, the rate of interest payable on the principal amount of the loan is 8.50 percent (8.50%) per annum.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      DATE          DATE OF        RENEWALS        PURCHASE
      ITEM         LEASE TERM    FIRST MONTHLY   (NO. OF YEARS      OPTION
      NO.           COMMENCES        RENTAL           AND            PRICE
                                                  AMOUNT PER
                                                     YEAR)
--------------------------------------------------------------------------------
                                                                1.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                CIT #5
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTE: CHANGES TO INCLUDE THE COST OF MACHINE MODIFICATIONS AS INDICATED ON THE ATTACHED.

The Lease term commences on 7-24-96

The first Monthly Rental is due on 7-24-96

The Lease term may be renewed for 0 months with the MonthlyRental for such renewal term of _______________.

The Lessee has the option to purchase the Equipment as of the last day of the initial Lease term for $____________.

Special Provisions Instructions




ACCEPTED:


LESSEE:


PROFESSIONAL DENTAL TECHNOLOGIES, INC.
--------------------------------------------


By: /s/ Frank H. Newton, III    Title  C.O.O.
    ------------------------    -------------



LESSOR:

THE CIT GROUP/EQUIPMENT FINANCING, INC.


By /s/ Cynthia Kirby            Title TCII
----------------------------    -------------

Schedule of Leased Equipment No. 2, dated 7/24/96, a part of Master Lease dated 7/24/96, between THE CIT GROUP/EQUIPMENT FINANCING, INC. ("Lessor") and Professional Dental Technologies, Inc. ("Lessee").

The Equipment listed on this Schedule will be located at

2410 Harrison Street     Batesville        Independence       AR       72501
==============================================================================
Address                  City              County            State   Zip Code

LEASE TERM: The term of this Lease for the items described in this Schedule shall be 60 months.

RENTALS: For said term or any portion hereof, Lessee shall pay to Lessor the stated aggregate rentals, of which $408.01, is herewith paid in advance and the balance of the rentals is payable in 59 equal, successive monthly payments as stated, of which the first is due on the first monthly rental date set forth below, and the others on a like date of each month thereafter, until fully paid. $36,194

--------------------------------------------------------------------------------
    Item               Description of Equipment            Aggregate   Monthly
    No.        (include make, kind of unit, year, model     Rental     Rental
                          and serial number)
--------------------------------------------------------------------------------
              One (1) model SC-30 small cerousel dryer    $24,480.60  $408.01
              including:  standard control,

              aftercooler kit CE16-4 cu ft capacity
              insulated dryer _______
--------------------------------------------------------------------------------
              One (1) MDC Style floor stand w/casters for
              mounting.  One (1) 10163101 Single Tube
              Distribution Box
              One (1) SA-24 Scutter Sprue/Runner Return
              System S/N:00000F159430001
--------------------------------------------------------------------------------
              One (1) Microline Vacuum Loader
              One (1) Temperature Controller, TC-1-1.5 HP
              240/3/60
              One (1) Z2DF-Z Loader, Mini Vacuum Loader
              including all
--------------------------------------------------------------------------------
              substitutions, additions, attachments,
              replacements, accessions, and the proceeds
              of all of the foregoing.  The
--------------------------------------------------------------------------------
              principal amount of the loan is $19,471.58;
              the interest charged is 9.75 percent
              (9.75%) per annum.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Date          Date of        Renewals        Purchase
      Item         Lease Term    First Monthly   (No. of Years      Option
      No.           Commences        Rental           and            Price
                                                  Amount per
                                                     Year)
--------------------------------------------------------------------------------
                 7/24/96         9/3/96         0               1.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                CIT #6
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Lease term commences on 7/24/96

The first Monthly Rental is due on 9/3/96

The Lease term may be renewed for 0 months with the Monthly Rental for such renewal term of __________

The Lessee has the option to purchase the Equipment as of the last day of the initial Lease term for $1.00

Special Provisions Instructions







Accepted:

Lessee:

Professional Dental Technologies, Inc.
By:  /s/ Frank N. Newton, III    Title:  C.O.O.

Lessor:

The CIT Group/Equipment Financing, Inc.

By:  /s/ Cynthia Kirby   Title:  TC II

                                                      ________________________
                                                       Date

THE CIT GROUP/EQUIPMENT FINANCING, INC.

_____________________________________________________
Address

_____________________________________________________
City                          State          Zip Code


Gentlemen:

You are irrevocably instructed to disburse the proceeds of the Schedule of Leased Equipment No. ______ dated ____________________, to Master Lease
Agreement             dated             ___________________,             between
______________________________________,  as Lessee  and the CIT  GROUP/Equipment
Financing, as Lessor, as follows:


           Payee Names and Addresses                          Amount
--------------------------------------------            -------------------

TempTek, Inc.                                          $
                                                        -------------------

Blackstone Ind. Supplies                               $
                                                        -------------------

Do-All Arkansas Company                                $
                                                        -------------------

The CIT Group (Non-refundable processing fee)          $
                                                        -------------------

                                                       $
                                                        -------------------

                                                       $
                                                        -------------------

                                                       $
                                                        -------------------


                                   Total Proceeds      $
                                                        -------------------








Very truly yours,


___________________________________________

By:  ___________________ Title: ___________

                      DELIVERY AND INSTALLATION CERTIFICATE


To:  THE CIT GROUP/EQUIPMENT FINANCING, INC.


900 ASHWOOD PARKWAY - 6TH FLOOR
----------------------------------------------
Address

Atlanta             GA             30338
----------------------------------------------
City               State           Zip Code




      The undersigned hereby certifies that all of the goods, chattels and equipment (all hereinafter called "equipment") described in the lease between The CIT Group/Equipment Financing, Inc. (Lessor) and the undersigned (Lessee), dated 7/25/96, (the Lease") have been furnished to the undersigned at the location designated in the Lease, that delivery and installation of the equipment have been fully furnished to the undersigned at the location designated in the Lease, that delivery and installation of the equipment have been fully completed as required, and that the equipment has been inspected and accepted by the undersigned as satisfactory on 7/25/96. The undersigned understands that you are relying on the foregoing certification in your purchase of the equipment described in the Lease and, to induce you to purchase the equipment, the undersigned agrees to settle all claims, defenses, setoffs and counterclaims it may have with the Seller directly with the Seller and will not set up any thereof against you, that its obligation to you is absolute, and that you are neither the manufacturer, distributor nor seller of the equipment and have no knowledge or familiarity with it.

One (1) NS60-9A NISSEI Injection Molding Machine S/N:E60Q053  NC21

including all substitutions, additions, attachments, replacements, accessions, and the proceeds of all of the foregoing.


Dated:  7/25/96

LESSEE:



PROFESSIONAL DENTAL TECHNOLOGIES, INC.
-------------------------------------------------------
Name of Individual, corporation or partnership


By   /s/ Frank H. Newton, III    Title:  C.O.O.

If corporation, have signed by President, Vice President or Treasurer, and give official title.
If owner or partner, state which.

                      DELIVERY AND INSTALLATION CERTIFICATE


To:  THE CIT GROUP/EQUIPMENT FINANCING, INC.

900 Ashwood Parkway
-----------------------------------------------
Address

Atlanta                  GA             30338
-----------------------------------------------
City                    State        Zip Code




      The undersigned hereby certifies that all of the goods, chattels and equipment (all hereinafter called "equipment") described in the lease between The CIT Group/Equipment Financing, Inc. (Lessor) and the undersigned (Lessee), dated July 24, 1996, (the "Lease") have been furnished to the undersigned at the location designated in the Lease, that delivery and installation of the equipment have been fully completed as required, and that the equipment has been inspected and accepted by the undersigned as satisfactory on 9-4-96. The undersigned understands that you are relying on the foregoing certification in your purchase of the equipment described in the Lease and, to induce you to purchase the equipment, the undersigned agrees to settle all claims, defenses, setoffs and counterclaims it may have with the Seller directly with the Seller and will not set up any thereof against you, that its obligation to you is absolute, and that you are neither the manufacturer, distributor nor seller of the equipment and have no knowledge or familiarity with it.


One (1) SA-24 Scutter Sprue/Runner Return System S/N:00000F1594300001 One (1) Temperature Controller, TC-1-1.5 HP 240/3/60





Dated:  9-4-96

LESSEE:



PROFESSIONAL DENTAL TECHNOLOGIES, INC.
-------------------------------------------------------
Name of Individual, corporation or partnership


By   /s/ Frank H. Newton, III    Title  C.O.O.
If corporation, have signed by President, Vice President or Treasurer, and give official title.
If owner or partner, state which.


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